UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2007
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

During 2006, to supplement our consolidated financial statements included with our quarterly earnings release information, we used certain non-GAAP financial measures, including non-GAAP operating income, non-GAAP net income and EPS and Adjusted EBITDA. During 2007, we will continue providing these same non-GAAP financial measures; however, we will no longer exclude non-cash stock-based compensation expense from our non-GAAP financial measures.

The Company adopted the provisions of Statement of Financial Accounting Standards 123(R), Share-Based Payment, (SFAS 123(R)), effective January 1, 2006. We believed the exclusion of non-cash charges related to stock-based compensation expense during 2006 provided both management and investors comparable financial measures for assessing our performance with 2005 and other historical periods. Our 2006 executive compensation plans also excluded non-cash charges related to stock-based compensation expense.

For 2007, we believe the exclusion of non-cash stock-based compensation expense is no longer necessary to provide comparable financial measures as both 2007 and 2006 periods reflect stock-based compensation expense under SFAS 123(R). In addition, we are no longer excluding non-cash stock-based compensation expense from our executive compensation plans. The accompanying tables reflect this change in our 2006 non-GAAP financial measures and detail the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between these financial measures for each of the quarters and the year ended December 31, 2006. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP included in our 2006 Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

We use the below non-GAAP financial measures for financial and operational decision making and as a means for determining executive compensation. Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our performance and ability to service debt by excluding certain expenses that may not be indicative of our recurring core operating results. Our executive compensation plans exclude non-cash charges related to amortization of intangibles and non-recurring discrete cash charges that are infrequent in nature such as in-process research and development. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and ability to service debt as well as comparisons to our competitor's operating results. We believe these non-GAAP financial measures are useful to investors because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and because they are used by our institutional investors and the analyst community to help them analyze the health of our business.

Non-GAAP operating income
We define non-GAAP operating income as operating income minus restructuring and amortization of intangible expenses. We consider this non-GAAP financial measure to be a useful metric for management and investors because it excludes the effects of expenses that were not in prior periods or are related to previous acquisitions. By excluding these expenses we believe that it is easier for management and investors to compare our financial results over multiple periods. We believe that excluding restructuring charges and amortization of intangible assets enables management and investors to analyze trends in our operations. For example, expenses related to amortization of intangible assets has been decreasing, which is improving GAAP operating margins, yet the improvement in GAAP operating margins due to this lower expense is not reflective of an improvement in our core business. There are some limitations related to the use of non-GAAP operating income versus operating income calculated in accordance with GAAP. The expenses that we exclude in our calculation of non-GAAP operating income may differ from the expenses that our peer companies exclude when they report their operating results. We compensate for these limitations by providing specific information about the GAAP amounts we have excluded from our non-GAAP operating income and evaluating non-GAAP operating income together with GAAP operating income.

Non-GAAP net income and non-GAAP EPS
We define non-GAAP net income as net income minus the expenses associated with amortization of intangible assets, restructuring charges and amortization of debt fees, as well as the tax effects of each item. In 2005 we had tax benefits related to restructuring foreign entities and prior year research and development tax credits that we excluded from non-GAAP income as we believe the benefit was not indicative of an improvement in our core business operations. We define non-GAAP EPS as non-GAAP net income divided by the weighted average shares, on a fully diluted basis, outstanding as of the end of each period. We consider these financial measures to be a useful metric for management and investors for the same reasons that we use non-GAAP operating income. The same limitations described above regarding our use of non-GAAP operating income apply to our use of non-GAAP net income and non-GAAP EPS. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP EPS and evaluating non-GAAP net income and non-GAAP EPS together with GAAP net income and EPS.

EBITDA
We define EBITDA as net income minus interest income, plus interest expense, tax expense and depreciation and amortization expenses. We feel that providing this financial measure is important for management and investors to understand our ability to service our debt and measure the cash generated by our core business. Management uses EBITDA as a performance measure for executive compensation. A limitation to using EBITDA is that it does not represent the total increase or decrease in the cash balance for the period and the measure includes some non-cash items and excludes other non-cash items. Additionally, the expenses that we exclude in our calculation of EBITDA may differ from the expenses that our peer companies exclude when they report their results. Management compensates for this limitation by providing a reconciliation of this measure to GAAP net income.

ITRON, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES
FOR EACH OF THE QUARTERS AND THE YEAR ENDED DECEMBER 31, 2006

(Unaudited, in thousands, except per share data)	Three months ended				Year ended
	March 31,	June 30,	September 30,	December 31,	December 31,

Non-GAAP Operating Income:
GAAP operating income	$18,988	$17,660	$15,876	$9,219	$61,743
Amortization of intangible assets	7,313	7,612	8,284	7,916	31,125
Non-GAAP operating income	$26,301	$25,272	$24,160	$17,135	$92,868

Non-GAAP Net Income:
GAAP net income	$7,069	$10,204	$9,215	$7,271	$33,759
Amortization of intangible assets	7,313	7,612	8,284	7,916	31,125
Amortization of debt placement fees	2,735	301	597	744	4,377
Income tax effect of non-GAAP adjustments	(3,898)	(3,077)	(3,284)	(3,394)	(13,653)
Non-GAAP net income	$13,219	$15,040	$14,812	$12,537	$55,608

Non-GAAP diluted EPS	$0.51	$0.57	$0.56	$0.48	$2.12

Shares used in diluted EPS	26,071	26,360	26,336	26,378	26,283

EBITDA:
GAAP net income	$7,069	$10,204	$9,215	$7,271	$33,759
Interest income	(362)	(360)	(3,467)	(5,308)	(9,497)
Interest expense	5,746	2,585	4,028	5,426	17,785
Income tax provision	6,087	4,990	5,913	1,486	18,476
Depreciation and amortization	10,938	11,353	11,975	11,968	46,234
EBITDA	$29,478	$28,772	$27,664	$20,843	$106,757

See "About non-GAAP Financial Measures" immediately preceding this table for information on these measures, the items excluded from the most directly comparable GAAP measures in arriving at non-GAAP financial measures and the reasons that management uses each measure and excludes the specified amounts in arriving at each non-GAAP financial measure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 16, 2007	ITRON, INC. By: /s/ Steven M. Helmbrecht
Steven M. Helmbrecht Sr. Vice President and Chief Financial Officer